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                                                                    EXHIBIT 10.3

                           SECOND AMENDMENT TO LEASE

     THIS AMENDMENT modifies that certain Lease Agreement executed on September 10, 1985, which was amended April 28, 1989 (the "First Amendment to Lease") (collectively, the Lease Agreement and the First Amendment to Lease are referred to herein as the "Lease"), by and between GILBERT DAVID SCHERER and MARLYN J. FRIEDLANDER (therein and hereinafter jointly referred to as the "Landlord") and SEATTLE FILMWORKS, INC., a Washington corporation formerly known as American Passage Marketing Corporation (therein and hereinafter referred to as the "Tenant") for the premises (the "Premises") consisting of forty-three thousand (43,000) square feet and commonly referred to as 1260 15th Avenue West, Seattle, King County, Washington, and more precisely described in Exhibit A of the First Amendment to Lease. To the extent the provisions of this Second Amendment to Lease are inconsistent with the terms of the Lease or the First Amendment to Lease, the provisions of this Second Amendment to Lease govern.

     1.  Right of First Refusal.  In Section 3 of the First Amendment to Lease
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Tenant was granted a right of first refusal.  This right of first refusal is hereby no longer valid, and the parties agree to delete in its entirety Section 3 of the First Amendment to Lease.

     2.  Lease Renewal Options.  Provided Tenant is not in default under the
         ---------------------
Lease, Tenant may extend this Lease for two additional sixty (60) month periods. Tenant hereby extends and enters into the first renewal option, which will commence October 1, 2000 and continue through September 30, 2005 (the "Year 2000 Lease Extension"). The second renewal option, which will exist only if Tenant has previously exercised the Year 2000 Lease Extension, will commence October 1, 2005 and continue through September 30, 2010 (the "Year 2005 Lease Extension") by Tenant giving Landlord written notice of its intent to extend on or before October 1, 2003. All provisions of the Lease shall apply during the Year 2000 Lease Extension and the Year 2005 Lease Extension, except rent provisions which shall be determined as provided herein.

     3.  Year 2000 Lease Extension Rent.  The Base Monthly Rent for the Year
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2000 Lease Extension will be  Seventy-Five Cents ($.75) per square foot for
43,000 rentable/usable square feet, which totals Thirty-Two Thousand Two Hundred Fifty Dollars ($32,250) per month. The Base Monthly Rent shall be adjusted as defined in Section 4 of the Lease. Section 4 of the Lease is hereby modified to change all current references of "61st month" to "31st month".

     4.  Year 2005 Lease Extension Rent.  The Base Monthly Rent for the Year
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2005 Lease Extension will be the Base Monthly Rent Tenant pays at the end of the
Year 2000 Lease Extension, as adjusted in accordance with Section 4 of the Lease, as modified above (the "Prior Base Monthly Rent"). Provided, however, if at the time the Year 2005 Lease Extension is exercised, the fair market rent for comparable space in comparable buildings in metropolitan Seattle's central business district, and taking into consideration all factors discussed in
Section 6D herein, (the "Fair Market Rent") is greater than the Prior Base Monthly Rent, Landlord may initiate the following process. Furthermore, if Landlord and Tenant are unable to agree on the Fair Market Rent by the Commencement Date of the Year 2005 Extension Term, the issue shall be submitted to an appraisal process as set forth below. Until the new Base Monthly Rent is determined, the Prior Base Monthly Rent shall apply.

     5.  Adjustment of Last Month's Rent.  At the time Tenant pays its first
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month's Base Monthly Rent for its Year 2000 Lease Extension, Tenant shall adjust the last month's Base Monthly Rent which it previously deposited with Landlord to equal the then applicable Base Monthly Rent. At the time Tenant pays its first month's Base Monthly Rent for its Year 2005 Lease Extension, Tenant shall adjust the last month's Base Monthly Rent which it previously deposited with Landlord to equal the then applicable Base Monthly Rent.

     6.  Appraisal.  Within thirty (30) days after Tenant's notice of its intent
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to extend the Lease as provided herein, Landlord shall deliver to Tenant
Landlord's good faith determination of Fair Market Rent ("Landlord's Statement"). If the parties agree upon Fair Market Rent, then the agreed-upon Fair Market Rent shall become the Base Monthly Rent. If Tenant disagrees with Landlord's Statement and
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Landlord and Tenant are unable to agree upon the Fair Market Rent within thirty
(30) days following delivery of Landlord's Statement, the Fair Market Rent shall be determined as follows:

     (A) Landlord and Tenant shall, within sixty (60) days following delivery of Landlord's Statement, each obtain at its own expense an appraisal of what is the applicable Fair Market Value performed by an impartial MAI qualified appraiser who has a minimum of five (5) years experience in commercial real estate and who is knowledgeable of the market for similar space in metropolitan Seattle's central business district.

     (B) If the two Fair Market Rent estimates determined by Landlord's and Tenant's appraisers are within ten percent (10%) of each other, then the Fair Market Rent shall be the average of the two appraisals. If they are not within ten percent (10%) of each other, Section (C) applies.

     (C) At the joint expense of Landlord and Tenant, the appraisers selected will select a third appraiser who will meet the qualifications of (A) above. The third appraiser will be given ten (10) days to research the market and review the appraisals done by the selected appraisers. At the end of ten (10) days, the third appraiser will choose the appraisal which is the closest to the market and that appraisal shall be the Fair Market Rent.

     (D) In determining the Fair Market Rent, each appraiser selected or appointed herein shall take into consideration the location of the Premises, the current condition of the Premises, the term and all other relevant terms and conditions of the Lease, including the parking rights granted to Tenant under the Lease, whether or not Landlord will be paying for additional improvements, the improvements and finishes currently in the Premises, and the remaining unamortized costs to the Landlord, if any, of the same, and all other factors relevant to Fair Market Rent.

     (E) Each appraiser selected or appointed herein shall be instructed to determine the Fair Market Rent independently, without consulting with each other, and thereafter to submit the appraisal to both Landlord and Tenant contemporaneously in writing. Upon the determination of the Fair Market Rent, Landlord and Tenant shall execute an appropriate document evidencing the Fair Market Rent. Nothing contained in this Amendment shall preclude the Landlord and Tenant from agreeing on Fair Market Rent prior to the conclusion of the above process.

     (F) Provided, however, and notwithstanding anything to the contrary herein, in no event will the Base Monthly Rent, as adjusted, during the year 2000 lease extention or for the Year 2005 Lease Extension be in an amount less than the immediately preceding Base Monthly Rent paid by Tenant to Landlord.

  IN WITNESS WHEREOF, Landlord and Tenant have caused these presents to be duly executed this ____ day of September, 1998.

                         LANDLORD:


                         /s/ Gilbert David Scherer
                                 GILBERT DAVID SCHERER

                         /s/ Marlyn J. Friedlander
                                 MARLYN J. FRIEDLANDER



                         SEATTLE FILMWORKS, INC., a Washington corporation

                         By  /s/ Case H. Kuehn
                         Its Vice President
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STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )


  On this day personally appeared before me GILBERT DAVID SCHERER, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

  Given under my hand and official seal this 2nd day of November, 1998.


                              /s/ Andrea B. Gullickson
                              NOTARY PUBLIC in and for the State of
                              Washington, residing at Seattle
                              My appointment expires: 4/6/02



STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )

  On this day personally appeared before me MARILYN J. FRIEDLANDER, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that she signed the same as her free and voluntary act and deed, for the uses and purposes therein mentioned.

  Given under my hand and official seal this 2nd day of November, 1998.


                              /s/ Andrea B. Gullickson
                              NOTARY PUBLIC in and for the State of
                              Washington, residing at Seattle
                              My appointment expires: 4-6-02

STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )

  On this day personally appeared before me Case Kuehn, to me known to be the Vice President of SEATTLE FILMWORKS, INC., the Washington corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that (s)he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

  Given under my hand and official seal this 4th day of November, 1998.

                              /s/ Andrea B. Gullickson
                              NOTARY PUBLIC in and for the State of
                              Washington, residing at Seattle
                              My appointment expires: 4-6-02